SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

      PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):   January 10, 2004
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Zeppelin Energy, Inc.
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(Exact Name of Registrant as Specified in Charter)

Delaware                                                    98-0196717
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(State or Other Jurisdiction  (Commission File Number)      (IRS Employer
 of Incorporation)                                          Identification No.)

 Bankers Hall West Tower, 888 3rd Street SW, Calgary, AB    T2P 5C5
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 (Address of Principal Executive Offices)                   (Zip Code)

Registrant's telephone number, including area code: (403) 444-6901
                                                    --------------

 750 Lexington Ave., Suite 400, New York, NY 10022
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(Former name or former address, if changed since last report)




                                Table of Contents

                                                                Page

Item 5. Other Events and Regulation FD Disclosure............     1

Signatures...................................................     2


ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.


On January 19, 2004, Menno Wiebe was elected President, Director, and Chairman of the Board of Zeppelin Energy, Inc. (the "Company") by the Board of Directors. Dennis W. Mee was elected Secretary and Treasurer.

Wiebe and Mee succeeded William J. Hennessy and Donald J. Cheney, who were removed as officers by the Board of Directors.

Pursuant to written consent of a majority of the outstanding common stock taken January 10, 2004, Hennessy and Cheney were removed from the Board of Directors.

The current members of the Company's Board of Directors are: Dr. Jack Wilson, John Chigbu, Dennis W. Mee, and Menno Wiebe


SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 Zeppelin Energy, Inc.

                                     By:         /s/ Dennis W. Mee
                                                 -------------------------
                                                 Dennis W. Mee
                                                 Secretary and Treasurer

Dated: January 20, 2004